UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for use of the Commission only (only as permitted by Rule
    4c-5(d)(2))
[X] Definitive Information Statement


                                CME REALTY, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                                CME REALTY, INC.
                           2690 Weston Road, Suite 200
                              Weston, Florida 33331

                 NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

Dear Shareholders:

     The purpose of this letter is to inform you that on July 10, 2015, the then sole director of CME Realty, Inc., a Nevada corporation ("WE," "US" or the "COMPANY"), and the holder of a majority of the Company's shares of issued and outstanding common stock, par value $0.001 (the "MAJORITY SHAREHOLDER"), pursuant to a written consent in lieu of a meeting in accordance with the Nevada General Corporation Law ("NGCL"), approved, authorized and adopted an amendment to the Company's Articles of Incorporation to change the name of the Company from "CME REALTY, INC." to "SOUTH BEACH SPIRITS, INC."

     The amendment to our Articles of Incorporation will be in the form annexed as EXHIBIT A to this Information Statement. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The accompanying Information Statement, which describes the above corporate actions in more detail, is being furnished to our shareholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations prescribed thereunder and notice of the action by written consent in lieu of a meeting of the Majority Shareholder pursuant to the NGCL. Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effective until twenty (20) calendar days after the mailing of the Information Statement to our shareholders, at which time we will file the amendment to our Articles of Incorporation with the Nevada Secretary of State.

     I encourage you to read the enclosed Information Statement, which is being provided to all of our shareholders. It describes the corporate actions taken in detail.

                                   Sincerely,


                                   /s/ Kenneth McLeod
                                   -------------------------------------
                                   Kenneth McLeod
                                   President

Dated: August 7, 2015

This Information Statement is dated August 7, 2015 and is first being mailed to shareholders of record of CME REALTY, INC. on or about August 10, 2015.

                                CME REALTY, INC.
                           2690 Weston Road, Suite 200
                              Weston, Florida 33331

                              --------------------

                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14C-2 THEREUNDER

                              --------------------

                 NO VOTE OR ACTION OF THE COMPANY'S SHAREHOLDERS
            IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY

     We are distributing this Information Statement to shareholders of CME REALTY, INC. ("WE", "US" or the "COMPANY") in full satisfaction of any notice requirements we may have under the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT") and the Nevada General Corporation Law ("NGCL"). No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters' rights under the NGCL are afforded to our shareholders as a result of the corporate action described in this Information Statement. The record date for determining the shareholders entitled to receive this Information Statement has been established as of the close of business on July 10, 2015 (the "RECORD DATE").

OUTSTANDING COMMON STOCK

     As of the Record Date, we had issued and outstanding 70,000,000 shares of common stock, par value $0.001 per share, such shares constituting all of the Company's issued and outstanding common stock.

     The NGCL permits the holders of a majority of the shares of our outstanding common stock to approve and authorize actions by written consent as if the action were undertaken at a duly constituted meeting of the shareholders of the Company. On July 10, 2015, our then sole director and the holder of a majority of the Company's shares of issued and outstanding common stock, par value $0.001 (the "MAJORITY SHAREHOLDER"), consented in writing to the matter described herein. The Majority Shareholder beneficially owns an aggregate of 51,338,000 shares of our common stock, representing approximately 73.3% of the total shares of common stock entitled to vote on the matter set forth herein.

CORPORATE ACTIONS

     The corporate action described in this Information Statement will not afford shareholders the opportunity to dissent from the action described herein or to receive an agreed or judicially appraised value for their shares.

     On July 10, 2015, our then sole director and the Majority Shareholder has, pursuant to a written consent in lieu of a meeting, approved, authorized and adopted an amendment to the Company's Articles of Incorporation, changing the name of the Company from "CME REALTY, INC." to "SOUTH BEACH SPIRITS, INC."

     We will pay the expenses of furnishing this Information Statement to our shareholders, including the cost of preparing, assembling and mailing this Information Statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To the Company's knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock as of the Record Date, by:

     * each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company's common stock;

     *    each of the Company's executive officers as of the Record Date;

     *    each of Company's directors; and

     * all of the Company's executive officers as of the Record Date and directors as a group.

     Beneficial ownership is determined in accordance with Securities and Exchange Commission ("SEC") rules and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the original filing of this Information Statement. Unless otherwise indicated, the address for those listed below is c/o CME Realty, Inc. 2690 Weston Road, Suite 200, Weston, Florida 33331. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of the common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options or convertible securities held by such persons that are exercisable within 60 days of the Record Date, but excludes shares of common stock underlying options or other convertible securities held by any other person. The number of shares of common stock outstanding as of the Record Date was 70,000,000. Except as noted otherwise, the amounts reflected below are based upon information provided to the Company and filings with the SEC.

                                    Number of Shares of
Name of Beneficial Owner               Common Stock
  or Identity of Group              Beneficially Owned          Percent of Class
  --------------------              ------------------          ----------------

Kenneth McLeod                         51,338,000 (1)                 73.3

All executive officers and
 directors as a group (one person)     51,338,000 (1)                 73.3

----------
(1) Represents 50,000,000 shares of common stock owned of record by Mr. McLeod, our sole executive officer and director, and 1,338,000 shares of common stock owned of record by Media 7 Investment, LLC, of which limited liability company Mr. McLeod is a manager and accordingly, over which shares he has voting and dispositive control.

                 FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

     This Information Statement contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future. The Company believes that such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

     Actual outcomes are dependent upon many factors. Words such as "anticipates," "believes," "estimates," "expects," "hopes," "targets" or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Information Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events, except as required by law.

     AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM "CME REALTY, INC." TO "SOUTH BEACH SPIRITS, INC."

     The Company was incorporated in Nevada under the name "CME REALTY, INC." on August 10, 2012. The Company's initial plan of operations was to engage in providing real estate services for the Las Vegas residential market. The Company was unable to implement this plan of operations for a number of reasons, including without limitation, the inability to raise sufficient capital.

     Following a change in control transaction effected in March 2015, in April 2015 the Company entered into a letter of intent (the "RNR LOI") to acquire all of the capital stock of Rock N' Roll Imports, Inc. , a California corporation engaged in alcoholic beverage development, marketing and distribution in exchange for (a) the issuance of 50,000,000 "RESTRICTED" shares of our common stock and (b) the contemporaneous contribution to the Company's capital of 50,000,000 "RESTRICTED" shares of our common stock beneficially owned by Mr. McLeod. On July 31, 2015, we terminated the RNR LOI as a result of the inability to agree upon the terms of definitive transaction documentation.

     Contemporaneously with termination of the RNR LOI, on August 5, 2015, the Company entered into an letter of intent to acquire to acquire the worldwide intellectual property and related assets of V Georgio Vodka, an ultra-premium brand of traditional and flavored vodkas, from Victor G. Harvey, Sr., the brand's founder, in exchange for the issuance to Mr. Harvey of 1,400,000 "RESTRICTED" shares of the Company's common stock and payment of $1,000,000 in installments to be agreed to by the parties in definitive transaction documentation (the "V GEORGIO ACQUISITION"). In connection with the V Georgio Acquisition, 25,000,000 "RESTRICTED" shares of our common stock beneficially owned by Mr. McLeod will be returned by him to the Company for cancellation.

     Consummation of the V Georgio is subject to various terms and conditions, including the drafting, negotiation and signing of definitive transaction documentation and completion of satisfactory due diligence, among other matters. If the Company is able to successfully complete the V Georgio Acquisition, the Company intends to relaunch, market, and distribute V Georgio Vodka through a wholly-owned subsidiary of the Company and to focus on other opportunities in the alcoholic beverage industry.

     We believe that changing our corporate name to reflect our revised business plan will benefit the Company and its shareholders as it will better identify our business and enable us to more effectively raise funds in the capital markets.

                              SHAREHOLDERS' RIGHTS

     The elimination of the need for a special meeting of the shareholders to approve the action set forth herein is authorized by the NGCL, which provides that action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted.

                               DISSENTERS' RIGHTS

     The NGCL does not provide for dissenter's rights in connection with the action proposed in this Information Statement.

                         SHAREHOLDERS SHARING AN ADDRESS

     The Company will deliver only one Information Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement is delivered. A shareholder can notify the Company that the shareholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

                                    EXHIBIT A

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: wvvw.nvsos.gov


        CERTIFICATE OF AMENDMENT
   (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS
          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

1.   Name of corporation: CME REALTY, INC.

2. The articles have been amended as follows: (provide article numbers, if available):

     Article 1 is hereby amended in its entirety to read as follows:

     "1. NAME OF COMPANY: South Beach Spirits, Inc."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:
     51,338,000

Effective date and time of filing: (optional) Date:              Time:
                                              (must not be later than 90 days
                                              after the certificate is filed)
Signature: (required)

CME REALTY, INC.


/s/ Kenneth McLeod
-------------------------------------------------
Kenneth McLeod, President                         Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

                                    Nevada Secretary of State Amend Profit-After
                                                                Revised: 8-31-11
This form must be accompanied by appropriate fees.